Dreyfus
Institutional
Money Market
Fund
Annual Report



December 31, 1996

Dreyfus Institutional Money Market Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to report that Dreyfus Institutional Money Market Fund -- Money Market Series provided an annualized yield of 4.90% for the fiscal year ended December 31, 1996. The annualized yield for the Government Securities Series was 4.72%. After taking into account the effect of compounding, the annualized effective yield was 5.01% for the Money Market Series and 4.82% for the Government Securities Series.*

MONEY MARKET OVERVIEW
   The money market in 1996 was characterized by considerable volatility. However, when all was said and done, the changes in prices and yields over the year were not very great. The three-month U.S. Treasury bill rate, a bellwether measurement, closed the year yielding 5.18%, only 11 basis points above the rate when the year began.
   The major influences on rates during the year were the market's expectations of possible action by the Federal Reserve Board ("the Fed"); also, the state of the economy and the market's expectations of how it might behave. Indeed, it was a year when anticipations and expectations influenced the market as much as the actual developments themselves.
   Early in the year, rates generally rose, especially after strong employment reports last spring and early summer convinced the money market that the Fed would need to tighten money rates in order to prevent a recurrence of inflation. By late summer, however, it became clear that inflation was not an immediate threat and the Fed acknowledged that by taking no preemptive action. Furthermore, the economy was a constructive influence, providing continued yet moderate growth without exerting undue upward pressure on wage levels or general price indications. Thus in the latter part of the year interest rates simmered down, though not without short-lived inflation "scares."
   To take advantage of this kind of market, we followed a policy for most of the year of keeping our average maturities somewhat longer than the industry average. Our maturity structure has been geared to deal with changeable eventualities, while seeking superior yields.
   Interest yields, in the long run, reflect the underlying economy. As 1997 begins, signs of strength continue to be visible, despite the inevitable weak spots. Thus, we believe it would be prudent to plan for some action this year by the Fed to step, once again, on the economic brakes. Such action could come as early as mid-winter, or later if the economy takes a more measured pace toward expansion.
   We will continue to look for opportunities to extend maturities in an effort to reap better yields, yet not neglect to safeguard the underlying capital.

                                                     Sincerely,
                                                     [GRAPHIC OMITTED]
                                                     Patricia A. Larkin
                                                     Senior Portfolio Manager
January 16, 1997
New York, N.Y.

* Annualized effective yield is based upon dividends declared daily and reinvested monthly.


Dreyfus Institutional Money Market Fund, Money Market Series
--------------------------------------------------------------------------------
Statement of Investments                                                                           December 31, 1996


                                                                                             Principal
Negotiable Bank Certificates of Deposit--8.7%                                                  Amount              Value
----------------------------------------------------------------------------                -----------        ------------
Chase Manhattan Bank USA
  5.45%, 6/9/97.............................................................               $12,000,000         $ 12,000,000
Old Kent Bank & Trust Co.
  4.80%, 2/28/97............................................................                10,000,000           10,036,402
Providian National Bank
  5.45%, 3/20/97............................................................                20,000,000           20,011,422
                                                                                                               -------------
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
  (cost $42,047,824)........................................................                                   $ 42,047,824
                                                                                                               =============

Commercial Paper--34.5%
---------------------------------------------------------------------------
ABN-AMRO North America Finance Inc.
  5.58%, 2/28/97............................................................               $ 9,000,000         $  8,921,265
Bear Stearns Companies Inc.
  5.45%, 6/10/97............................................................                10,000,000            9,764,445
Chrysler Financial Corp.
  5.49%, 1/21/97-2/19/97....................................................                19,000,000           18,903,550
Dresdner U.S. Finance Inc.
  5.63%, 1/6/97.............................................................                20,000,000           19,985,000
General Electric Capital Corp.
  5.46%, 6/10/97............................................................                15,000,000           14,645,333
General Motors Acceptance Corp.
  5.48%-5.58%, 4/7/97-5/12/97...............................................                22,000,000           21,632,287
Goldman Sachs & Co.
  5.52%, 8/1/97.............................................................                20,000,000           19,375,778
PaineWebber Group Inc.
  5.50%-5.67%, 4/1/97-6/2/97................................................                20,000,000           19,636,236
Svenska Handelsbanken Inc.
  5.50%, 4/1/97.............................................................                24,000,000           23,678,400
SwedBank Inc.
  5.57%, 2/12/97............................................................                10,000,000            9,936,883
                                                                                                              -------------
TOTAL COMMERCIAL PAPER
  (cost $166,479,177).......................................................                                   $166,479,177
                                                                                                              =============

Corporate Notes--18.4%
----------------------------------------------------------------------------

Bear Stearns Companies Inc.
  5.43%, 9/3/97.............................................................               $10,000,000         $ 10,001,931
Heller Financial Inc.
  5.65%, 5/15/97............................................................                 6,000,000            6,044,810
Lehman Brothers Inc.
  5.55%, 8/15/97............................................................                19,510,000           19,711,586
Merrill Lynch & Co. Inc.
  5.45%-5.47%, 5/13/97-10/27/97 (a).........................................                23,000,000           22,997,457
PNC Bank N.A.
  5.61%, 5/15/97 (a)........................................................                10,000,000            9,996,388


Dreyfus Institutional Money Market Fund, Money Market Series
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                                  December 31, 1996

                                                                                             Principal
Corporate Notes (continued)                                                                   Amount              Value
----------------------------------------------------------------------------                -----------        ------------
Salomon Inc.
  5.49%, 11/10/97 (a).......................................................                $20,000,000        $ 20,000,000
                                                                                                               ------------
TOTAL CORPORATE NOTES
  (cost $88,752,172)........................................................                                   $ 88,752,172
                                                                                                               ============

U.S. Government Agencies--24.4%
----------------------------------------------------------------------------
Federal Farm Credit Banks,
   Floating Rate Notes
   5.33%-5.48%, 7/25/97-10/23/98 (a)........................................                $58,000,000        $ 57,952,812
Federal National Mortgage Association,
   Floating Rate Notes
   5.34%-5.36%, 11/21/97-5/14/98 (a)........................................                 45,000,000          45,055,661
   Notes
   5.32%, 12/9/97...........................................................                 15,000,000          14,993,253
                                                                                                               ------------
TOTAL U.S. GOVERNMENT AGENCIES
  (cost $118,001,726).......................................................                                   $118,001,726
                                                                                                               ============

Time Deposits--4.1%
---------------------------------------------------------------------------
Republic National Bank of New York (London)
   6.25%, 1/2/97
   (cost $20,000,000).......................................................                $20,000,000        $ 20,000,000
                                                                                                               ============

Repurchase Agreements--9.1%
---------------------------------------------------------------------------
Lanston (Aubrey G.) & Co., Inc.
  6.80%, dated 12/31/96, due 1/2/97 in the amount of
  $36,013,600 (fully collateralized by $35,884,000 U.S. Treasury
  Notes 5.875% to 6.50%, due from 5/15/97 to 7/31/97
  value $36,445,760)........................................................                $36,000,000        $ 36,000,000
Barclays de Zoette Wedd Securities Inc.
  5.50%, dated 12/31/96, due 1/2/97 in the amount of
  $8,176,498 (fully collateralized by $8,185,000 U.S. Treasury
  Notes 5.50%, due 9/30/97, value $8,278,318)...............................                  8,174,000           8,174,000
                                                                                                               ------------
TOTAL REPURCHASE AGREEMENTS
  (cost $44,174,000)........................................................                                   $ 44,174,000
                                                                                                               ============
TOTAL INVESTMENTS
   (cost $479,454,899)..............................................   99.2%                                   $479,454,899
                                                                     =======                                   ============
CASH AND RECEIVABLES (NET)..........................................     .8%                                   $  3,700,781
                                                                     =======                                   ============
NET ASSETS..........................................................  100.0%                                   $483,155,680
                                                                     =======                                   ============

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Variable interest rates--subject to periodic change.



                          See notes to financial statements.


Dreyfus Institutional Money Market Fund, Money Market Series
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                           December 31, 1996



                                                                       Annualized
                                                                        Yield on
                                                                        Date of       Principal
U.S. Treasury Bills--23.9%                                              Purchase       Amount           Value
------------------------------------------------------------------    -------------  -----------     ------------
   2/6/97.........................................................       4.88%       $ 5,000,000     $ 4,976,700
   3/6/97.........................................................       5.29         10,000,000       9,910,622
   7/24/97........................................................       5.59          5,000,000       4,849,833
   8/21/97........................................................       5.91          5,000,000       4,819,717
                                                                                                     -----------
TOTAL U.S. TREASURY BILLS
   (cost $24,556,872).............................................                                   $24,556,872
                                                                                                     -----------
                                                                                                     -----------

U.S. Treasury Notes--34.2%
------------------------------------------------------------------
   6.875%, 2/28/97................................................       5.30%       $10,000,000     $10,023,833
   6.625%, 3/31/97................................................       5.57          5,000,000       5,010,130
   6.50%, 4/30/97 ................................................       5.21          5,000,000       5,019,516
   5.875%, 7/31/97................................................       5.20         10,000,000      10,024,394
   6%, 8/31/97 ...................................................       5.55          5,000,000       5,011,914
                                                                                                     -----------
TOTAL U.S. TREASURY NOTES
   (cost $35,089,787).............................................                                   $35,089,787
                                                                                                     ===========

Repurchase Agreements--41.1%
------------------------------------------------------------------
Lanston (Aubrey G.) & Co., Inc.
   dated 12/31/96, due 1/2/97 in the amount of $5,001,563
   (fully collateralized by $4,994,000 U.S. Treasury
   Notes 5.50%, due 9/30/97, value $5,050,558)....................       5.63%       $ 5,000,000     $ 5,000,000
Bear Stearns & Co. Inc.
   dated 12/31/96, due 1/2/97 in the amount of $10,003,694
   (fully collateralized by $10,645,000 U.S. Treasury
   Bills due 10/16/97, value $10,180,976).........................       6.65         10,000,000      10,000,000
Daiwa Securities America Inc.
   dated 12/31/96, due 1/2/97 in the amount of $7,002,683
   (fully collateralized by $7,042,000 U.S. Treasury
   Notes 6.375%, due 6/30/97, value $7,287,011)...................       6.90          7,000,000       7,000,000
Nikko Securities Co. International, Inc.
   dated 12/31/96, due 1/2/97 in the amount of $6,002,250
   (fully collateralized by $5,934,000 U.S. Treasury
   Notes 7.375%, due 11/15/97, value $6,059,432)..................       6.75          6,000,000       6,000,000

Dreyfus Institutional Money Market Fund, Money Market Series
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                      December 31, 1996


                                                                       Annualized
                                                                        Yield on
                                                                        Date of       Principal
Repurchase Agreements (continued)                                       Purchase       Amount           Value
------------------------------------------------------------------    -------------  -----------     ------------
SBC Capital Corp.
   dated 12/31/96, due 1/2/97 in the amount of $4,216,405
   (fully collateralized by $4,476,000 U.S. Treasury
   Bills due 9/18/97, value $4,291,821)...........................         6.00%     $ 4,215,000     $  4,215,000
UBS Securities Inc.
   dated 12/31/96, due 1/2/97 in the amount of $10,003,722
   (fully collateralized by $10,062,000 U.S. Treasury
   Notes 6.50% due 4/30/97, value $10,200,509)....................         6.70       10,000,000       10,000,000
                                                                                                     ------------
TOTAL REPURCHASE AGREEMENTS
   (cost $42,215,000).............................................                                   $ 42,215,000
                                                                                                     ============

TOTAL INVESTMENTS
   (cost $101,861,659)..................................... 99.2%                                    $101,861,659
                                                           ======                                    ============

CASH AND RECEIVABLES (NET) .................................. .8%                                    $    863,906
                                                           ======                                    ============

NET ASSETS.................................................100.0%                                    $102,725,565
                                                           ======                                    ============

                     See notes to financial statements.


Dreyfus Institutional Money Market Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                                   December 31, 1996


                                                                                                 Money        Government
                                                                                                Market        Securities
                                                                                                Series          Series
                                                                                             --------------  -------------
ASSETS:                       Investments in securities, at value
                                (including repurchase agreements of $44,174,000 and
                                $42,215,000 for the Money Market Series and the
                                Government Securities Series, respectively)--Note 2(a,b)      $479,454,899    $101,861,659
                              Cash.............................................                  1,320,672         233,604
                              Interest receivable..............................                  2,641,065         728,880
                              Prepaid expenses ................................                     14,319          12,598
                                                                                              ------------    ------------
                                                                                               483,430,955     102,836,741
                                                                                               -----------    ------------
LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                    200,082          51,015
                              Accrued expenses.................................                     75,193          60,161
                                                                                               -----------    ------------
                                                                                                   275,275         111,176
                                                                                               -----------    ------------
NET ASSETS.....................................................................                $483,155,680   $102,725,565
                                                                                               ============   ============


REPRESENTED BY:               Paid-in capital..................................                $483,167,356   $102,786,227
                              Accumulated net realized gain (loss) on investments                   (11,676)       (60,662)
                                                                                               ------------   ------------
NET ASSETS.....................................................................                $483,155,680   $102,725,565
                                                                                               ============   ============
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                 483,167,356    102,786,227

NET ASSET VALUE, offering and redemption price per share.......................                       $1.00          $1.00
                                                                                                      =====          =====



                       See notes to financial statements.

Dreyfus Institutional Money Market Fund
--------------------------------------------------------------------------------
Statement of Operations                                                                      Year Ended December 31, 1996

                                                                                                 Money        Government
                                                                                                Market        Securities
                                                                                                Series          Series
                                                                                             ------------  ----------------
INVESTMENT INCOME

INCOME:                       Interest Income..................................               $24,257,175      $8,168,684
                                                                                              ------------     -----------

EXPENSES--Note 2(c):          Management fee--Note 3(a).........................              $ 2,208,098      $  761,707
                              Shareholder servicing costs--Note 3(b)...........                   156,505          66,655
                              Custodian fees...................................                    86,803          67,721
                              Trustees' fees and expenses--Note 3(c)............                   54,113          19,179
                              Professional fees................................                    23,555          13,813
                              Registration fees................................                    17,387          18,538
                              Prospectus and shareholders' reports.............                     8,425             159
                              Miscellaneous....................................                     4,959           5,839
                                                                                              ------------     -----------
                                   Total Expenses..............................                 2,559,845         953,611
                                                                                              ------------     -----------

INVESTMENT INCOME--NET..........................................................               21,697,330       7,215,073
NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 2(b)..............................                   80,184          21,014
                                                                                              ------------     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                $21,777,514      $7,236,087
                                                                                              ============     ===========



                       See notes to financial statements.

Dreyfus Institutional Money Market Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                       Money Market Series          Government Securities Series
                                                 --------------------------------  ------------------------------
                                                     Year Ended December 31,           Year Ended December 31,
                                                 --------------------------------  ------------------------------
                                                       1996            1995            1996              1995
                                                 --------------- ---------------   -------------   ----------------
OPERATIONS:
  Investment income--net........................$    21,697,330  $   18,813,579    $   7,215,073    $   8,067,225
  Net realized gain (loss) on investments......          80,184         155,073           21,014           41,000
                                                 --------------- ---------------   -------------    -------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations................      21,777,514      18,968,652        7,236,087        8,108,225
                                                 --------------- ---------------   -------------    -------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net........................    (21,697,330)    (18,813,579)      (7,215,073)      (8,067,225)
                                                 --------------- ---------------   -------------    -------------

BENEFICIAL INTEREST TRANSACTIONS:
  ($1.00 per share):
  Net proceeds from shares sold................   5,173,786,531   4,216,643,080      574,692,866      553,280,575
  Dividends reinvested.........................       2,582,594       2,451,545        1,899,711        2,467,638
  Cost of shares redeemed......................  (5,095,326,061) (4,180,042,611)    (597,059,331)    (552,899,065)
                                                --------------- ---------------    -------------    -------------
    Increase (Decrease) in Net Assets from
      Beneficial Interest Transactions.........      81,043,064      39,052,014      (20,466,754)       2,849,148
                                                --------------- ---------------    -------------    -------------
      Total Increase (Decrease) in
         Net Assets............................      81,123,248      39,207,087      (20,445,740)       2,890,148

NET ASSETS:
  Beginning of Period..........................     402,032,432     362,825,345      123,171,305      120,281,157
                                                --------------- ---------------    -------------    -------------
  End of Period................................ $   483,155,680 $   402,032,432    $ 102,725,565    $ 123,171,305
                                                =============== ===============    =============    =============



                       See notes to financial statements.

Dreyfus Institutional Money Market Fund, Money Market Series
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                          Year Ended December 31,
                                                          ------------------------------------------------------
PER SHARE DATA:                                             1996        1995        1994        1993       1992
                                                          -------     -------      ------     -------     ------
   Net asset value, beginning of period...............     $1.00       $1.00        $1.00      $1.00      $1.00
                                                           -----       -----        -----      -----      -----
   Investment Operations:
   Investment income--net..............................     .049        .054         .036       .027       .035
                                                           -----       -----        -----      -----      -----
   Distributions:
   Dividends from investment income--net...............    (.049)      (.054)       (.036)     (.027)     (.035)
                                                           -----       -----        -----      -----      -----
   Net asset value, end of period.....................     $1.00       $1.00        $1.00      $1.00      $1.00
                                                           =====       =====        =====      =====      =====
TOTAL INVESTMENT RETURN...............................      5.03%       5.57%        3.65%      2.76%      3.51%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets............       .58%        .62%         .63%       .63%       .63%
   Ratio of net investment income
      to average net assets...........................      4.91%       5.43%        3.59%      2.72%      3.48%
   Net Assets, end of period (000's Omitted)..........  $483,156    $402,032     $362,825   $354,177   $329,574



                       See notes to financial statements.

Dreyfus Institutional Money Market Fund, Government Securities Series
--------------------------------------------------------------------------------
Financial Highlights (continued)

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                          Year Ended December 31,
                                                          ------------------------------------------------------
PER SHARE DATA:                                             1996        1995        1994        1993       1992
                                                          -------     -------      ------     -------     ------
   Net asset value, beginning of period...............     $1.00       $1.00       $1.00       $1.00      $1.00
                                                           -----       -----       -----       -----      -----
   Investment Operations:
   Investment income--net..............................      .047       .052        .034        .026       .034
                                                           ------      -----       -----       -----      -----
   Distributions:
   Dividends from investment income--net...............     (.047)     (.052)      (.034)      (.026)     (.034)
                                                           ------      -----       -----       -----      -----
   Net asset value, end of period.....................      $1.00      $1.00       $1.00       $1.00      $1.00
                                                           ======      =====       =====       =====      =====
TOTAL INVESTMENT RETURN...............................       4.84%      5.36%       3.49%       2.63%      3.44%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets............         .63%      .65%        .69%        .65%       .64%
   Ratio of net investment income
      to average net assets...........................        4.74%     5.23%       3.40%       2.61%      3.42%
   Net Assets, end of period (000's Omitted)..........    $102,726  $123,171    $120,281    $134,574   $192,141



                       See notes to financial statements.

Dreyfus Institutional Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:
   Dreyfus Institutional Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company issuing two classes of Beneficial Interest: the Money Market Series and the Government Securities Series. The Fund accounts separately for the assets, liabilities and operations of each series. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.

   It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for each series; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

   The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

   (a) Portfolio valuation: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

   The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodians and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

   (c) Expenses: Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to both series are allocated among them on a pro rata basis.

   (d) Dividends to shareholders: It is the policy of the Fund, with respect to both series, to declare dividends from investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, with respect to both series, are normally declared and paid annually, but each series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. However, to the extent that a net realized capital gain of either series can be reduced by a capital loss carryover of that series, such gain will not be distributed.

Dreyfus Institutional Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   (e) Federal income taxes: It is the policy of each series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Money Market Series has an unused capital loss carryover of approximately $12,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. If not applied, the carryover expires in 2002.

   The Government Securities Series has an unused capital loss carryover of approximately $61,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. If not applied, the carryover expires in 1997.

   At December 31, 1996, the cost of investments of each series for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee for each series is computed at the annual rate of .50 of 1% of the value of the average daily net assets of each series and is payable monthly.

   (b) Pursuant to the Fund's Shareholder Services Plan, each series reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of each series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1996, the Money Market Series and the Government Securities Series were charged an aggregate of $53,687 and $53,700, respectively, pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. With respect to the Money Market Series and the Government Securities Series, such compensation amounted to $58,736 and $6,362, respectively, during the period ended December 31, 1996.

   (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Institutional Money Market Fund
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus Institutional Money Market Fund

   We have audited the accompanying statement of assets and liabilities, including the statements of investments, of Dreyfus Institutional Money Market Fund (comprising, respectively, the Money Market Series and the Government Securities Series) as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting the Dreyfus Institutional Money Market Fund at December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                 Ernst & Young LLP


New York, New York
February 7, 1997

Dreyfus Institutional Money Market Fund, Government Securities Series
--------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   For State individual income tax purposes, the Fund hereby designates 54.96% of the ordinary income dividends paid during its fiscal year ended December 31, 1996 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

Dreyfus Institutional
Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                 179/195AR9612